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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934




       Date of Report (Date of earliest event reported): JANUARY 16, 2004




                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-12202                 93-1120873
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


            13710 FNB PARKWAY                                    68154-5200
             OMAHA, NEBRASKA                                     (Zip Code)
(Address of principal executive offices)



                                 (402) 492-7300
              (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of a press release, dated
January 16, 2004, regarding the hearing date set for Enron's pending exemption application under Section 3(a)(4) of the Public Utility Holding Company Act and timing of Northern Border Partners' distribution.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 Northern Border Partners, L.P. press release dated January 16, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Northern Border Partners, L.P.
                                         ( A Delaware Limited Partnership)



                                         By: /s/ Jerry L. Peters
                                            ------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer


Dated: January 16, 2004



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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated January 16,
                2004.